EXHIBIT 99.1


BEAR STEARNS                                                         Bear, Stearns & Co. Inc.
ATLANTA o BOSTON o CHICAGO                                      Asset-Backed Securities Group
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                               245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                                           New York, N.Y. 10167
LONDON o PARIS o TOKYO                                     (212) 272-2000; (212) 272-7294 fax

---------------------------------------------------------------------------------------------


New ABS Issue

$557,332,000

Home-Loan Backed Notes, Series 2001-A


Bear Stearns Home Loan Owner Trust 2001-A
Trust

Bear Stearns Asset Backed Securities, Inc.
Depositor

EMC Mortgage Corporation
Seller and Backup Servicer

Conseco Finance Corp.
Originator, Transferor and Servicer


March 1, 2001



------------------------------------------------------------------------------

                                                         BEAR STEARNS

     This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.






BEAR STEARNS                                                         Bear, Stearns & Co. Inc.
ATLANTA o BOSTON o CHICAGO                                      Asset-Backed Securities Group
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                               245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                                           New York, N.Y. 10167
LONDON o PARIS o TOKYO                                     (212) 272-2000; (212) 272-7294 fax

---------------------------------------------------------------------------------------------




STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.






------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.







Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 1 of 20)
-------------------------------------------------------------------------------


Trust:                        Bear Stearns Home Loan Owner Trust 2001-A (the
                                   "Trust"). The Trust will be established as a Delaware business trust formed pursuant to a trust agreement between Bear Stearns Asset Backed Securities, Inc. (the "Depositor") and Wilmington Trust Company (the "Owner Trustee").

                              All of the home loans (the "Home Loans") will be sold by Conseco Finance Corp. (the "Transferor") to EMC Mortgage Corporation (the "Seller") pursuant to the mortgage loan purchase agreement between the Transferor and the Seller. On the Closing Date the Home Loans will be sold by the Seller to the Depositor, and by the Depositor to the Trust, pursuant to a sale and servicing agreement, among the Trust, the Depositor, the Seller, the Transferor, the Servicer and the Indenture Trustee. Pursuant to the indenture, the Trust will pledge and assign the Home Loans to the Indenture Trustee for the benefit of the Noteholders. The Trust will be entitled to all payments of interest and principal and all proceeds received in respect of the Home Loans on or after the Cut-off Date.

Depositor:                    Bear Stearns Asset Backed Securities, Inc.

Seller and Backup Servicer:   EMC Mortgage Corporation

Transferor, Originator and
Servicer:                     Conseco Finance Corp. ("Conseco Finance"), a
                                   wholly-owned subsidiary of Conseco Inc. The obligations of Conseco Finance relating to the Home Loans, the Securities or the Trust are not guaranteed by Conseco Inc.

Insurer:                      Ambac Assurance Corporation ("Ambac")

Underwriters:                 Bear, Stearns & Co. Inc.  (Class A and Class M
                                   Notes)
                                   Lehman Brothers (Class A Notes)

Indenture Trustee:            U.S. Bank Trust National Association

Owner Trustee:                Wilmington Trust Company

The Securities:               The  Trust will issue eight classes of
                                   securities, which are being offered
                                   publicly, and a certificate which will be split into two components: the Class B
                                   Component and the Residual Component, which are being offered pursuant to a 144a
                                   Private Placement. The "Group I Securities" will consist of the Class A-I-1 Notes, the Class A-I-2 Notes, the Class A-I-3 Notes, the Class A-I-4 Notes, the Class M-1 Notes, the Class M-2 Notes and the Class B
                                   Component. The "Group II Notes" will
                                   consist solely of the Class A-II Notes. The
                                   "Group III Notes" will consist solely of the Class A-III Notes.




------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.








Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 2 of 20)
-------------------------------------------------------------------------------

Characteristics of the Offered Securities (a),(b),(c),(d),(e)



-------------------------------------------------------------------------------------------------------------------------
                                                                              Principal      Final
                   Home         Original   Percent of                 WAL      Lockout/     Scheduled        Ratings
Offered            Loan        Principal      Bond                  To Call     Window       Payment      (Moody's/S&P/
Securities        Group          Balance    Balance      Coupon     (years)    (months)        Date          Fitch)
-------------------------------------------------------------------------------------------------------------------------
Class A-I-1         I        $89,948,000     15.65%        (f)        1.00      0 / 29      6/15/16        Aaa/AAA/AAA
Class A-I-2         I        $89,948,000     15.65%       Fixed       1.00      0 / 29      6/15/16        Aaa/AAA/AAA
Class A-I-3         I        $37,445,000     6.52%        Fixed       3.00     28 / 23      6/15/19        Aaa/AAA/AAA
Class A-I-4         I        $52,062,000     9.06%        Fixed       6.26     50 / 40      2/15/31        Aaa/AAA/AAA
Class A-II          II      $200,000,000     34.81%       Fixed       2.23      0 / 90      2/15/31        Aaa/AAA/AAA
Class A-III        III       $16,108,000     2.80%         (g)        2.76      0 / 90      2/15/31        Aaa/AAA/AAA
Class M-1        I, II,      $43,093,000     7.50%        Fixed       5.08     39 / 51      2/15/31          A2/A/A
                   III
Class M-2        I, II,      $28,728,000     5.00%        Fixed       5.03     37 / 53      2/15/31       Baa2/BBB/BBB
                   III
Class B          I, II,      $17,238,000     3.00%         (h)         (h)       (h)          (h)              (h)
                   III
---------------- --------- -------------- ------------- ---------- ---------- ------------ ------------- ----------------
Notes:

  (a) 100% Prepayment Assumption: 0.00% CPR in month 1 building to 24.00% by month 12. On and after month 12, 24.00% CPR.
  (b)    Transaction priced to 10% clean-up call.
  (c) Credit enhancement for the Class A Notes will include a 100% guaranty of timely interest and ultimate principal by Ambac Assurance
         Corporation. (See section entitled "Credit Enhancement" herein.)
  (d) The Note Rate applicable to the Class A-I-4 Notes, Class A-II Notes, the Class M-1 Notes, the Class M-2 Notes and the Class B Component will increase by 0.50% if the 10% clean-up call is not exercised.
         Likewise, the margin on the Class A-III Notes will double if the 10% clean-up call is not exercised.
  (e) The principal balance of each Class of Notes is subject to a 10% variance.
  (f) The lesser of (a) one-month LIBOR plus _.__% per annum and (b) 14.00% per annum, subject to the Net WAC Cap Rate.
  (g) The lesser of (a) one-month LIBOR plus _.__% per annum and (b) 14.00% per annum, subject to the Net WAC Cap Rate.
  (h)    The Class B Component is not being offered hereby.



The Assets of the Trust:      The Notes are principally secured by the assets
                                   of the Trust, which will consist of (a)
                                   conventional home improvement loans and
                                   home equity loans that have fixed rates
                                   (the "Group I Home Loans") and adjustable rates (the "Group II Home Loans") of interest and are secured primarily by junior mortgages on one- to four-family residential properties in which the borrowers have little or no equity; (b) payments of interest received on the Home Loans on and after the cut-off date and principal payments on the Home Loans received on and after the cut-off date; (c) a 100% guaranty of timely interest and ultimate principal by Ambac Assurance Corporation (the "Policy"); and (d) amounts on deposit in certain accounts. The Home Loans will primarily be secured by mortgages, deeds of trust or other similar security instruments; provided, however, that approximately [5.96]% of the aggregate Principal Balance of the Home Loans as of the Cut-off Date will be unsecured consumer loans. Substantially all of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

Cut-off Date:                 As of February 1, 2001.

Closing Date:                 On or about March __, 2001.

Collection Period:            The calendar month preceding the month of a
                                   Payment Date.

Record Date:                  The business day just before the Payment Date.

Payment Date:                 The  15th of each  month (or the next business
                                   day), commencing on March 15, 2001.

------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 3 of 20)
-------------------------------------------------------------------------------

Delay Days:                   The Notes will have no payment delay.

Note Rate:                    Interest will accrue on all of the Group I
                                   Securities and Group II Securities, other than the Class A-I-1 Notes, at a fixed rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, and will be computed on a 30/360-day basis.

                              The interest rate applicable to the Class
                                   A-I-4, Class A-II, Class M-1, Class M-2 and
                                   Class B Component will increase by 0.50% after the Clean-up Call Date. The margin applicable to the Class A-III Notes will double after the Clean-up Call Date.

                              Interest will accrue on the Class A-I-1 and
                                   Class A-III Notes from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, and will be computed on a actual/360-day basis. Interest on the Class A-I-1 and Class A-III Notes will be calculated at a per annum rate equal to the lesser of (x) with respect to any Payment Date which occurs prior to the Clean-up Call Date, One-Month LIBOR plus the related margin; and, with respect to the Class A-III Notes, for any Distribution Date thereafter, One-Month LIBOR plus 2.0 times the related margin, and (y) 14.00%, subject to the Net WAC Cap Rate.

Net WAC Cap Rate:             With respect to any Payment Date and the Group I
                                   Notes and the Group III Notes,
                                   respectively, the weighted average of the related Net Home Loan Rates of the Group I Home Loans and the Group III Home Loans, respectively.

Net Home Loan Rate:           With respect to any Home Loan, the Home Loan
                                   rate thereon minus the rates at which (a) the trustee fees, (b) the servicing fee,
                                   (c) the backup servicing fee, and (d) the premium under the Policy, are paid; each expressed as a percentage of the Pool Principal Balance of the Home Loans in the related loan group. Class A Principal Payment Amount: The "Class A Principal Payment Amount" is the excess of (a) the Class Principal Balance of the Class A Notes immediately prior to such Payment Date over (b) the lesser of (I) [57.00]% of the aggregate Principal Balance of the Home Loans as of the last day of the related collection period and (II) the aggregate Principal Balance of the Home Loans as of the last day of the related collection period, less the OC Floor.


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 4 of 20)
-------------------------------------------------------------------------------

                               Any payments of principal allocable to the
                                   Class A-I Notes shall be paid first, to the Class A-I-1 Notes and to the Class A-I-2 Notes, pro rata, until paid in full; then, to the Class A-I-3 Notes, until paid in full; and then to the Class A-I-4 Notes, until paid in full. Any payments of principal allocable to the Class A-II Notes shall be paid to the Class A-II Notes until the outstanding note balance has been reduced to zero. Any payments of principal allocable to the Class A-III Notes shall be paid to the Class A-III Notes until the outstanding note balance has been reduced to zero.

Class M-1 Principal
Payment Amount:               The  "Class M-1 Principal Payment Amount" is
                                   the excess of (1) the sum of (a) the Class
                                   Principal Balance of the Class A Notes
                                   (after taking into account distributions of the Class A Principal Payment Amount for such Payment Date) and (b) the Class
                                   Principal Balance of the M-1 Notes
                                   immediately prior to such Payment Date over
                                   (2) the lesser of: (a) [72.00]% of the
                                   aggregate Principal Balance of the Home
                                   Loans as of the last day of the related
                                   collection period and (b) the aggregate
                                   Principal Balance of the Home Loans as of the last day of the related collection period, less the OC Floor.

Class M-2 Principal
Payment Amount:               The  "Class M-2 Principal Payment Amount" is
                                   the excess of (1) the sum of (a) the Class
                                   Principal Balance of the Class A Notes
                                   (after taking into account distributions of the Class A Principal Payment Amount for such Payment Date), (b) the Class Principal
                                   Balance of the Class M-1 Notes (after
                                   taking into account distributions of the Class M-1 Principal Payment Amount for such
                                   Payment Date) and (c) the Class Principal
                                   Balance of the M-2 Notes immediately prior to such Payment Date over (2) the lesser of: (a) [82.00]% of the aggregate Principal
                                   Balance of the Home Loans as of the last day of the related collection period and
                                   (b) the aggregate Principal Balance of the Home Loans as of the last day of the related collection period, less the OC
                                   Floor.

Class B Principal
Payment Amount:               The  "Class B Principal Payment Amount " is the
                                   excess of (1) the sum of (a) the Class
                                   Principal Balance of the Class A Notes
                                   (after taking into account distributions of the Class A Principal Payment Amount for such Payment Date), (b) the Class Principal
                                   Balance of the Class M-1 Notes (after
                                   taking into account distributions of the Class M-1 Principal Payment Amount for such
                                   Payment Date), (c) the Class Principal
                                   Balance of the Class M-2 Notes (after
                                   taking into account distributions of the Class M-2 Principal Payment Amount for such
                                   Payment Date) and (d) the Class Principal
                                   Balance of the Class B Component
                                   immediately prior to such Payment Date over
                                   (2) the aggregate Principal Balance of the Home Loans as of the last day of the related collection period, less the OC
                                   Floor.


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 5 of 20)
-------------------------------------------------------------------------------

Priority of Payments:         On each Payment Date, principal and interest
                                   collections will be allocated from the
                                   payment account in the following order of priority:

      Payments of Interest Funds

                                   (1) Concurrently, to the Class A-I-1, Class
                                       A-I-2, Class A-I-3, Class A-I-4, Class
                                       A-II and Class A-III Notes, Current
                                       Interest for each such Class;
                                   (2) To Ambac, reimbursement for any prior
                                       draws made under the Policy, with
                                       interest;
                                   (3) To the Class M-1 Notes, Current
                                       Interest for such Class;
                                   (4) To the Class M-2 Notes, Current
                                       Interest for such Class;
                                   (5) To the Class B Component, Current
                                       Interest for such Class;
                                   (6) To Ambac, any amounts owed under the
                                       insurance agreement.

                                   Payments of Principal Funds
                                   Prior to the Stepdown Date or if a Trigger
                                   Event is in effect:

                                   (1) To Ambac, reimbursement for any prior
                                       draws made under the Policy, with
                                       interest;
                                   (2) To Ambac, any amounts owed under the
                                       insurance agreement;
                                   (3) To the Class A Notes, until the Class A
                                       Notes have been paid in full;
                                   (4) To the Class M-1 Notes, until the Class
                                       M-1 Notes have been paid in full;
                                   (5) To the Class M-2 Notes, until the Class
                                       M-2 Notes have been paid in full;
                                   (6) To the Class B Component, until the
                                       Class B Component has been paid in full.

                                   On and after the Stepdown Date and so long as a Trigger Event is not in effect:

                                   (1) To Ambac, reimbursement for any prior
                                       draws made under the Policy, with
                                       interest;
                                   (2) To Ambac, any amounts owed under the
                                       insurance agreement;
                                   (3) To the Class A Notes, the Class A
                                       Principal Payment Amount;
                                   (4) To the Class M-1 Notes, the Class M-1
                                       Principal Payment Amount;
                                   (5) To the Class M-2 Notes, the Class M-2
                                       Principal Payment Amount;
                                   (6) To the Class B Component, the Class B
                                       Principal Payment Amount.


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 6 of 20)
-------------------------------------------------------------------------------

                                   Payments of Excess Cashflow

                                   (1) The Extra Principal Payment Amount, to
                                       the Notes as described under "Payments
                                       of Principal" above;
                                   (2) To the Class M-1 Notes, any Interest
                                       Carry Forward Amount for such Class;
                                   (3) To the Class M-1 Notes, any Unpaid
                                       Realized Loss Amount for such Class;
                                   (4) To the Class M-2 Notes, any Interest
                                       Carry Forward Amount for such Class;
                                   (5) To the Class M-2 Notes, any Unpaid
                                       Realized Loss Amount for such Class;
                                   (6) To the Class B Component, any Interest
                                       Carry Forward Amount for such Class;
                                   (7) To the Class B Component, any Unpaid
                                       Realized Loss Amount for such Class;
                                   (8) Any remaining amounts, to the holder of
                                       the Residual Component.

Interest Funds:               The "Interest Funds" will be equal to the sum of

                                   (a) all scheduled interest collected during
                                       the related Collection Period less the
                                       Servicing Fee, the Backup Servicing
                                       Fee, the Indenture Trustee Fee, the
                                       Owner Trustee Fee, the premium due
                                       under the Policy and certain other
                                       expenses payable under the Transfer and
                                       Servicing Agreement;
                                   (b) all Deficiency Balances collected
                                       during the Collection Period (to the
                                       extent such Deficiency Balances related
                                       to interest), and
                                   (c) Net Liquidation Proceeds collected
                                       during the related Collection Period
                                       (to the extent such Net Liquidation
                                       Proceeds related to interest).

Current Interest:                  "Current Interest" with respect to each
                                   Class of Notes and each Payment Date,
                                   is the interest accrued at the
                                   applicable Note Rate for the applicable
                                   Accrual Period on the Class Principal
                                   Balance of such Class.

Interest Carry Forward
Amount:                       "Interest Carry Forward Amount," with
                                   respect to each Class of Notes and each
                                   Payment Date, is the sum of (1) the
                                   excess of (a) Current Interest for such
                                   Class with respect to prior Payment
                                   Dates over (b) the amount actually
                                   distributed to such Class with respect
                                   to interest on such prior Payment Dates
                                   and (2) interest on such excess (to the
                                   extent permitted by applicable law) at
                                   the applicable Note Rate.


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 7 of 20)
-------------------------------------------------------------------------------

Principal Funds:              "Principal Funds" are equal to the sum of:


                                   (a) The scheduled principal collected
                                       during the related Collection Period;
                                   (b) Prepayments collected in the related
                                       Collection Period;
                                   (c) Principal Balance of each Home Loan
                                       that was repurchased by the Transferor;
                                   (d) All Net Liquidation Proceeds collected
                                       during the related Collection Period
                                       (to the extent such Net Liquidation
                                       Proceeds related to principal); and
                                   (e) All Deficiency Balances collected
                                       during the related Collection Period
                                       (to the extent such Deficiency Balances
                                       related to principal).

Extra Principal Payment
Amount:                       The "Extra Principal Payment Amount," with
                                   respect to each Payment Date, is the
                                   lesser of:

                              (1)  The excess, if any, of:
                                   (a) The Required Overcollateralization
                                       Amount for such Payment Date over
                                   (b) The Overcollateralization Amount (after
                                       giving effect to distributions of
                                       principal other than any Extra
                                       Principal Payment Amount) for such
                                       Payment Date and
                              (2) The Excess Cashflow for such Payment Date available therefor in the priority set forth herein.

Principal Payment Amount:     The "Principal Payment Amount," with respect
                                   to each Payment Date, is the sum of:

                                   (1) Principal Funds for such Payment Date,
                                       and

                                   (2) Any Extra Principal Payment Amount for
                                       such Payment Date.

Excess Cashflow:              "Excess Cashflow," with respect to any
                                   Payment Date, is the excess, if any, of
                                   the Interest Funds and Principal Funds
                                   for such Payment Date over required
                                   payments of interest and principal
                                   (excluding any Extra Principal Payment
                                   Amount) on the Notes on such Payment Date.

OC  Floor:                    "OC Floor" equals 0.50% of the Cut-off Date
                                   Principal Balance of the Home Loans.

Required
Overcollateralization
Amount:                       "Required Overcollateralization Amount"
                                   means prior to the Stepdown Date, (x)
                                   an amount equal to [6.0]% of the
                                   Cut-off Date Principal Balance of the
                                   Home Loans, and (y) on and after the
                                   Stepdown Date, an amount equal to
                                   [12.0]% of the Principal Balance of the
                                   Home Loans as of the last day of the
                                   related collection period, subject to a
                                   minimum amount equal to the OC Floor.


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 8 of 20)
-------------------------------------------------------------------------------

Overcollateralization
Amount:                       "Overcollateralization Amount," with respect to
                                   any Payment Date, is the excess, if any, of: (a) the aggregate Principal Balance of the Home Loans as of the last day of the related collection period over (b) the aggregate Class Principal Balance of the Notes as of such date (after taking into account the payment of principal on such Notes on such Payment Date).

Stepdown Date:                "Stepdown Date" is the later to occur of:

                                   (1) the Payment Date in March 2004 (i.e.,
                                       on the 37th Payment Date); and
                                   (2) the first Payment Date on which the
                                       Class A Notes are less than or equal to
                                       [57.00]% of the aggregate Principal
                                       Balance of the Home Loans as of the end
                                       of the related collection period.

Trigger Event:                A "Trigger Event," with respect to each
                                   Payment Date after the Stepdown Date,
                                   exists if (a) the 60+ day delinquency
                                   percentage exceeds [10]% of the aggregate principal balance of the Home Loans or (b) cumulative Realized Losses exceed the corresponding percentage of the Cut-off Date Principal Balance of the Home Loans set forth below for such Payment Date:

     Months from Cut-off Date
                                   37-48    [11.00]%
                                   49-60    [12.00]%
                                   61-84    [14.00]%
                                   85+      [15.00]%

Applied Realized Loss
Amount: "Applied Realized Loss Amount," with respect to any Class of the Subordinated Notes and as to any Payment Date, means the sum of the Realized Losses with respect to Home Loans which have been applied in reduction of the Class Principal Balances of such Class.

Realized Loss:                "Realized Loss" is the excess of the Principal
                                   Balance of a defaulted Home Loan over the Net Liquidation Proceeds with respect thereto that are allocated to principal.

Unpaid Realized Loss
Amount:                       "Unpaid Realized Loss Amount," with respect to
                                   any Class of Subordinated Notes and as to any Payment Date, is the excess of (1) Applied Realized Loss Amounts with respect to such Class over (2) the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Payment Dates.


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 9 of 20)
-------------------------------------------------------------------------------


Liquidated Home Loan:         A defaulted Home Loan as to which the
                                   Servicer has determined that all
                                   recoverable liquidation and insurance
                                   proceeds have been received, which will be deemed to occur upon the earlier of: (a) the liquidation of the related Mortgaged Property acquired through foreclosure or similar proceedings; (b) the Servicer's determination in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related collateral securing such Home Loan; or (c) any portion of a scheduled monthly payment of principal and interest is in excess of 180 days past due.

Net Liquidation Proceeds:     With respect to any Payment Date, any cash
                                   amounts received in respect of Liquidated
                                   Home Loans, whether through trustee's sale, foreclosure sale, disposition of REO, whole loan sale or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties related to defaulted Home Loans, in each case, net of any reimbursements to the Servicer, the Indenture Trustee and the Insurer made from such amounts for any unreimbursed Servicing Fees, Indenture Trustee Fees, premiums under the Policy and unreimbursed Servicing Advances (including such Servicing Advances deemed to be nonrecoverable Servicing Advances) made and any other fees and expenses paid or owed to the Servicer, the Indenture Trustee, the Insurer or any other party in connection with the foreclosure, conservation and liquidation of the related Liquidated Home Loans or Mortgaged Properties.

Deficiency Balances:          Any  proceeds received by the Servicer with
                                   respect to a Home Loan after the date on which such Home Loan has become a Liquidated Home Loan.

Credit Enhancement:
Excess  Interest:             Because more interest is expected to be paid by
                                   the borrowers than is necessary to pay the interest due on the Notes and other fees and expenses of the Trust, excess interest collections will be available, commencing on the April 2001 Payment Date, to offset losses on the Home Loans and to create and maintain the overcollateralization described below.

      Overcollateralization   The  use of excess interest to make payments of
                                   principal on the Notes will cause the
                                   aggregate principal balance of the Notes to amortize more quickly than the aggregate principal balance of the Home Loans, resulting in the overcollateralization of the Notes. The amount of any such overcollateralization will be available to absorb losses realized on liquidated Home
                                   Loans. (On the closing date, the Notes will be 1% undercollateralized. Thereafter, excess interest will be used to build to the Required Overcollateralization Amount as defined herein.)

------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 10 of 20)
-------------------------------------------------------------------------------


                                   Subordination of the Subordinated
                                   Securities: Subordination is designed to provide the holders of the securities having a higher payment priority with protection against losses by allocating realized losses among the subordinated securities, beginning with the securities with the lowest payment priority, before losses are allocated to securities with a higher payment priority.

                                   Ambac Insurance Policy: Ambac Assurance
                                   Corporation (the "Ambac" or the "Insurer") will unconditionally and irrevocably guarantee: (a) timely payment of interest,
                                   (b) the amount of any losses not covered by excess spread, overcollateralization or subordination, and (c) the payment of principal on the Notes by no later than their respective final scheduled maturity date (the "Policy"). The Policy is not revocable for any reason.

                                   Credit enhancement with respect to the
                                   Class A Notes will be as follows:

                                        o    Excess Interest: initially,
                                             [8.23]% per annum, before losses
                                        o    Overcollateralization: -1%
                                             building to 6% of the original
                                             pool balance
                                        o    Subordination of the Class M-1,
                                             Class M-2 and Class B Securities
                                             (initially, 15.50% of the
                                             original pool balance)
                                        o    Ambac Insurance Policy

                                   Credit enhancement with respect to the
                                   Class M-1 Notes will be as follows:

                                        o    Excess Interest: initially,
                                             [8.23]% per annum, before losses
                                        o    Overcollateralization: -1%
                                             building to 6% of the original
                                             pool balance
                                        o    Subordination of the Class M-2
                                             and Class B Securities
                                             (initially, 8.00% of the original
                                             pool balance)

                                   Credit enhancement with respect to the
                                   Class M-2 Notes will be as follows:

                                        o    Excess Interest: initially,
                                             [8.23]% per annum, before losses
                                        o    Overcollateralization: -1%
                                             building to 6% of the original
                                             pool balance
                                        o    Subordination of the Class B
                                             Component (initially, 3.00% of
                                             the original pool balance)

 Servicing Fee:               With respect to each Home Loan Group, the
                                   Servicer will receive a monthly fee from payments on the Home Loans equal to 0.75% per annum on the Principal Balance of each Home Loan. The Servicer will also be entitled to all ancillary servicing income, including: late fees and prepayment penalties.

------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 11 of 20)
-------------------------------------------------------------------------------


Backup Servicing Fee:         With respect to each Home Loan Group, the
                                   compensation to be paid to the Backup
                                   Servicer in respect of its backup servicing activities will be 0.05% per annum, payable monthly.

Premium  under the Policy:    The Insurer will receive 0.25% per annum on the
                                   aggregate principal balance of each Class
                                   A Note, payable  monthly.

Advancing:                    There is no required advancing of delinquent
                                   principal or interest by the Servicer, the Backup Servicer, the Trustees, the Insurer or any other entity.

Servicer Events of Default:   "Servicer Events of Default" will consist of,
                                   subject to applicable cure periods, without limitation:
                                   (1)  any failure of the Servicer to deposit
                                        in the Collection Account any amount
                                        required to be deposited under the
                                        sale and servicing agreement, which
                                        failure continues unremedied for five
                                        business days;
                                   (2)  any failure by the Servicer duly to
                                        observe or perform in any material
                                        respect any other of its covenants or
                                        agreements in the sale and servicing
                                        agreement, which failure continues
                                        unremedied for a period of 30 days
                                        after notice;
                                   (3)  the loss and delinquency experience
                                        with respect to the Home Loans exceeds
                                        certain levels as specified in the
                                        sale and servicing agreement; and
                                   (4)  certain events of insolvency,
                                        readjustment of debt, marshalling of
                                        assets and liabilities or similar
                                        proceedings relating to the Servicer
                                        and certain actions by the Servicer
                                        indicating insolvency, reorganization
                                        or inability to pay its obligations or
                                        the Servicer shall dissolve or
                                        liquidate, in whole or in part, in any
                                        material respect.

                                   If a Servicer Event of Default occurs, the Indenture Trustee may, and at the direction of Ambac, shall remove the Servicer. The Servicer may resign only in accordance with the terms of the sale and servicing agreement. No removal or resignation shall become effective until (1) the Backup Servicer shall have assumed the Servicer's responsibilities and obligations under the sale and servicing agreement in accordance therewith and (2) each Rating Agency has confirmed that the ratings of the Notes will be unaffected by the Backup Servicer's assumption of the Servicer's responsibilities and obligations.


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 12 of 20)
-------------------------------------------------------------------------------


Representations and
warranties:                   The Tranferor will make representations and
                                   warranties with respect to each Home Loan, including that:

                                   (1)  no loan is more than 59 days
                                        delinquent;
                                   (2)  no provision of a loan has been
                                        waived, altered or modified in any
                                        respect, except by instruments or
                                        documents included in the loan file
                                        and reflected on the list of loans
                                        delivered to the trust;
                                   (3)  each loan is a legal, valid and
                                        binding obligation of the obligor and
                                        is enforceable in accordance with its
                                        terms, except as may be limited by
                                        laws affecting creditors' rights
                                        generally;
                                   (4)  no loan is subject to any right of
                                        rescission, set-off, counterclaim or
                                        defense;
                                   (5)  each loan was originated by a home
                                        improvement contractor or home equity
                                        lender in the ordinary course of its
                                        business or was originated by Conseco
                                        Finance directly;
                                   (6)  no loan was originated in or is
                                        subject to the laws of any
                                        jurisdiction whose laws would make the
                                        transfer of the loan or an interest
                                        therein pursuant to the trust
                                        agreement, the indenture or the
                                        securities unlawful;
                                   (7)  each loan complies with all
                                        requirements of law;
                                   (8)  no loan has been satisfied,
                                        subordinated to a lower lien ranking
                                        than original position or rescinded;
                                   (9)  all parties to each contract had full
                                        legal capacity to execute the loan;
                                   (10) no loan has been sold, conveyed and
                                        assigned or pledged to any other
                                        person and we have good and marketable
                                        title to each loan free and clear of
                                        any encumbrance, equity, lien, pledge,
                                        charge, claim or security interest,
                                        and are the sole owner and have full
                                        right to transfer the loan to the
                                        trust;
                                   (11) as of the Cut-off Date, there was no
                                        default, breach, violation or event
                                        permitting acceleration under any loan
                                        and, except for payment delinquencies
                                        permitted by clauses (1) and (2)
                                        above, no event that with notice and
                                        the expiration of any grace or cure
                                        period would constitute a default,
                                        breach, violation or event permitting
                                        acceleration under the loan, and we
                                        have not waived any of the above;
                                   (12) each loan contains customary and
                                        enforceable provisions such as to
                                        render the rights and remedies of the
                                        holder adequate for realization
                                        against the collateral;
                                   (13) the description of each loan in the
                                        list delivered to the trust is true
                                        and correct;
                                   (14) there is only one original of each
                                        loan; and
                                   (15) each loan was originated or purchased
                                        in accordance with the Transferor's
                                        then-current underwriting guidelines.

------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 13 of 20)
-------------------------------------------------------------------------------


Repurchase of Home Loans:     Under the terms of the sale and servicing
                                   agreement, the Transferor is required (a) within 90 days after discovery by the Transferor or notice thereof to cure all material respects any breach of the representations or warranties made with respect to a Home Loan (a "Defective Home Loan") or (b) on or before the Determination Date next succeeding the end of such 90-day period, to repurchase such Defective Home Loan as of the date of repurchase, plus all accrued and unpaid interest on such Defective Home Loan to and including the Due Date in the most recent Collection Period computed at the applicable weighted average interest rate of the Securities. The repurchase of any Home Loan will result in accelerated principal payments on the Notes.

Optional Redemption:          The  Back-up Servicer, at its option, may effect
                                   an early redemption of the Class A Notes, the Class M Notes and the Class B Component on any Payment Date after the aggregate principal balance of the Home Loans is reduced to any amount less than or equal to 10% of the aggregate principal balance of the Home Loans as of the cut-off date (the
                                   "Clean-up Call Date").

                                   After the Clean-up Call Date, the interest rate on the Group I Securities then outstanding will increase by 0.50% per annum and the margin on the Class A-II Notes will double, if the optional redemption is not so exercised.

Form of Registration:         Book-Entry form, same day funds through DTC.

Tax Status:                   The  Class A and Class M Notes will be treated
                                   as debt instruments for federal, state,
                                   local and franchise tax purposes.


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 14 of 20)
-------------------------------------------------------------------------------


ERISA Eligibility: The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

                                   Subject to the conditions discussed in the Prospectus Supplement, the Notes generally may be purchased by employee benefit plans subject to ERISA and other plans and arrangements subject to Section 4975 of the Code (collectively "Plans"). No equity interest in the Trust may be acquired by, on behalf of, or using any assets of, a Plan.

                                   Prohibited transactions within the meaning of ERISA or Section 4975 of the Code may arise if Notes are acquired by a Plan with respect to which the Issuer, the Owner Trustee, the Indenture Trustee, the Servicer, the Backup Servicer, or any of their respective affiliates, is a party in interest (as defined in ERISA) or a disqualified person (as defined in the Code). Similarly, prohibited transactions may arise if equity interests in the Trust are acquired by a person or entity which is a party in interest or disqualified person with respect to a Plan which acquires or holds a Note. Certain exemptions from the prohibited transaction provisions of ERISA and Section 4975 of the Code may be applicable, however, depending in part on the type of Plan fiduciary making the decision to acquire a Note or equity interest and the circumstances under which such decision is made. There can be no assurance that any of these class exemptions or any other exemption will be available with respect to any particular transaction involving the Notes or other equity interests in the Trust.

                                   Each purchaser or transferee of a Note will be required to represent and warrant (or will be deemed to represent and warrant) that either (a) it is not a Plan, or an entity whose underlying assets are deemed to include plan assets of any such Plan, or
                                   (b) its acquisition and holding of such
                                   Note will not result in a non-exempt
                                   prohibited transaction under ERISA or
                                   Section 4975 of the Code.

SMMEA Treatment: The Class A and Class M Notes will not constitute "mortgage related securities" for purposes of SMMEA.


------------------------------------------------------------------------------

                                                         BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 15 of 20)
-------------------------------------------------------------------------------


                                                Prepayment Sensitivity Tables

Class A-I-1 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------

Average Life (years)                                   6.91         1.88         1.31         1.00          0.80         0.67
Modified Duration (years)                              5.29         1.70         1.22         0.94          0.76         0.63
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                             10/15/14      9/15/05      4/15/04      7/15/03       1/15/03      9/15/02
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               164           55           38           29            23           19
Illustrative Yield @ Par (30/360)                     5.53%        5.53%        5.53%        5.54%         5.54%        5.54%
------------------------------------------------------------------------------------------------------------------------------


Class A-I-2 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   6.91         1.88         1.31         1.00          0.80         0.67
Modified Duration (years)                              5.33         1.71         1.22         0.94          0.76         0.64
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                             10/15/14      9/15/05      4/15/04      7/15/03       1/15/03      9/15/02
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               164           55           38           29            23           19
Illustrative Yield @ Par (30/360)                     5.36%        5.36%        5.36%        5.36%         5.36%        5.36%
------------------------------------------------------------------------------------------------------------------------------


Class A-I-3 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  15.70         6.00         4.26         3.00          2.20         1.78
Modified Duration (years)                              9.96         4.90         3.66         2.67          2.01         1.65
First Principal Payment                            10/15/14      9/15/05      4/15/04      7/15/03       1/15/03      9/15/02
Last Principal Payment                             10/15/18     10/15/08      9/15/06      5/15/05       9/15/03      3/15/03
Principal Lockout (months)                              163           54           37           28            22           18
Principal Window (months)                                49           38           30           23             9            7
Illustrative Yield @ Par (30/360)                     5.96%        5.96%        5.96%        5.96%         5.96%        5.96%
------------------------------------------------------------------------------------------------------------------------------


Class A-I-4 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  20.11        11.01         8.13         6.26          4.60         2.94
Modified Duration (years)                             10.59         7.45         6.01         4.91          3.78         2.56
First Principal Payment                            10/15/18     10/15/08      9/15/06      5/15/05       9/15/03      3/15/03
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                              211           91           66           50            30           24
Principal Window (months)                                49           64           51           40            42           35
Illustrative Yield @ Par (30/360)                     6.94%        6.94%        6.94%        6.94%         6.94%        6.94%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 16 of 20)
-------------------------------------------------------------------------------



                                                Prepayment Sensitivity Tables


Class A-I-4 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  20.69        12.35         9.39         7.34          5.51         3.58
Modified Duration (years)                             10.71         7.91         6.54         5.45          4.30         2.95
First Principal Payment                            10/15/18     10/15/08      9/15/06      5/15/05       9/15/03      3/15/03
Last Principal Payment                              3/15/25      3/15/23     10/15/19     12/15/16       2/15/14      1/15/12
Principal Lockout (months)                              211           91           66           50            30           24
Principal Window (months)                                78          174          158          140           126          107
Illustrative Yield @ Par (30/360)                     6.94%        6.97%        6.98%        6.99%         7.00%        7.01%
------------------------------------------------------------------------------------------------------------------------------


Class A-II (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  10.44         4.13         2.97         2.23          1.67         1.21
Modified Duration (years)                              6.86         3.24         2.45         1.91          1.48         1.11
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               260          155          117           90            72           59
Illustrative Yield @ Par (30/360)                     6.22%        6.22%        6.22%        6.22%         6.22%        6.22%
------------------------------------------------------------------------------------------------------------------------------


Class A-II (to mty)
-----------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  10.51         4.32         3.13         2.37          1.79         1.28
Modified Duration (years)                              6.88         3.31         2.53         1.99          1.55         1.15
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                             11/15/24     11/15/21      5/15/18      2/15/15       8/15/12      8/15/10
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               285          249          207          168           138          114
Illustrative Yield @ Par (30/360)                     6.22%        6.23%        6.23%        6.24%         6.24%        6.24%
------------------------------------------------------------------------------------------------------------------------------


Class A-III (to call)
-----------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   9.15         4.86         3.60         2.76          2.20         1.79
Modified Duration (years)                              6.67         3.84         2.98         2.37          1.93         1.60
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                              7/15/15      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               173          155          117           90            72           59
Illustrative Yield @ Par (30/360)                     5.68%        5.68%        5.68%        5.68%         5.68%        5.68%
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 17 of 20)
-------------------------------------------------------------------------------


                                                Prepayment Sensitivity Tables

Class A-III (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   9.15         4.89         3.75         2.96          2.38         1.95
Modified Duration (years)                              6.67         3.85         3.06         2.49          2.05         1.72
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                              7/15/15      6/15/15      2/15/15      7/15/14       4/15/13      9/15/11
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               173          172          168          161           146          127
Illustrative Yield @ Par (30/360)                     5.68%        5.68%        5.69%        5.69%         5.70%        5.70%
------------------------------------------------------------------------------------------------------------------------------


Class M-1 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  17.84         8.81         6.44         5.08          4.60         4.71
Modified Duration (years)                              9.40         6.06         4.81         4.02          3.74         3.83
First Principal Payment                             4/15/14     10/15/05      5/15/04      6/15/04      10/15/04      4/15/05
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                              157           55           38           39            43           49
Principal Window (months)                               103          100           79           51            29           10
Illustrative Yield @ Par (30/360)                     7.68%        7.68%        7.68%        7.68%         7.68%        7.68%
------------------------------------------------------------------------------------------------------------------------------


Class M-1 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  18.10         9.42         7.01         5.58          5.02         5.32
Modified Duration (years)                              9.45         6.26         5.04         4.26          3.97         4.21
First Principal Payment                             4/15/14     10/15/05      5/15/04      6/15/04      10/15/04      4/15/05
Last Principal Payment                              2/15/25      1/15/21     11/15/17     12/15/16       4/15/12      5/15/10
Principal Lockout (months)                              157           55           38           39            43           49
Principal Window (months)                               131          184          163          151            91           62
Illustrative Yield @ Par (30/360)                     7.68%        7.70%        7.70%        7.71%         7.71%        7.73%
------------------------------------------------------------------------------------------------------------------------------


Class M-2 (to call)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  17.84         8.81         6.44         5.03          4.33         4.09
Modified Duration (years)                              8.05         5.50         4.45         3.73          3.35         3.22
First Principal Payment                             4/15/14     10/15/05      5/15/04      4/15/04       7/15/04      9/15/04
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                              157           55           38           37            40           42
Principal Window (months)                               103          100           79           53            32           17
Illustrative Yield @ Par (30/360)                     9.93%        9.93%        9.93%        9.93%         9.93%        9.93%
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 18 of 20)
-------------------------------------------------------------------------------


                                                Prepayment Sensitivity Tables


Class M-2 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  18.09         9.39         6.98         5.48          4.71         4.40
Modified Duration (years)                              8.08         5.64         4.62         3.91          3.53         3.39
First Principal Payment                             4/15/14     10/15/05      5/15/04      4/15/04       7/15/04      9/15/04
Last Principal Payment                             12/15/24     11/15/19     10/15/19      8/15/13       4/15/11      6/15/09
Principal Lockout (months)                              157           55           38           37            40           42
Principal Window (months)                               129          170          186          113            82           58
Illustrative Yield @ Par (30/360)                     9.93%        9.94%        9.95%        9.95%         9.96%        9.96%
------------------------------------------------------------------------------------------------------------------------------


Class B (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  17.84         8.81         6.44         5.00          4.23         3.85
Modified Duration (years)                              7.91         5.44         4.41         3.68          3.26         3.04
First Principal Payment                             4/15/14     10/15/05      5/15/04      4/15/04       5/15/04      6/15/04
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                              157           55           38           37            38           39
Principal Window (months)                               103          100           79           53            34           20
Illustrative Yield @ Par (30/360)                    10.21%       10.21%       10.21%       10.21%        10.21%       10.21%
------------------------------------------------------------------------------------------------------------------------------


Class B (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  18.08         9.35         6.89         5.40          4.55         4.12
Modified Duration (years)                              7.93         5.56         4.56         3.84          3.41         3.19
First Principal Payment                             4/15/14     10/15/05      5/15/04      4/15/04       5/15/04      6/15/04
Last Principal Payment                              3/15/25      4/15/23     10/15/19      6/15/12       3/15/10      8/15/08
Principal Lockout (months)                              157           55           38           37            38           39
Principal Window (months)                               132          211          186           99            71           51
Illustrative Yield @ Par (30/360)                    10.21%       10.22%       10.23%       10.23%        10.23%       10.23%
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 19 of 20)
-------------------------------------------------------------------------------



     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
                                              PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------------------------------------------------
 Loan Group                                           I              II            I, II             III      I, II, III
 Description                                      Fixed           Fixed            Fixed            ARMs           Total
=========================================================================================================================
 Percent of Total                                55.59%          41.61%           97.20%           2.80%         100.00%
=========================================================================================================================
 Current Balance (as of 2/1/01)            $316,245,586    $236,687,106     $552,932,692     $15,948,830    $568,881,522
 Loan Count                                      16,067           9,938           26,005             937          26,942
 Average Balance                                $19,683         $23,816          $21,263         $17,021         $21,115
 Maximum Balance                               $254,923        $214,420         $254,923         $30,692        $254,923
-------------------------------------------------------------------------------------------------------------------------
 WA Gross Coupon                                16.764%         14.066%          15.609%         18.580%         15.692%
 WA Orig. Term (mos)                                225             238              230             180             229
 WA Remaining Term (mos)                            215             222              218             173             217
 WA Age (mos)                                        10              14               12               7              11
-------------------------------------------------------------------------------------------------------------------------
 Margin (A)                                         ---             ---              ---          9.598%             ---
 Rate Reset Frequency (mos)                         ---             ---              ---               1             ---
-------------------------------------------------------------------------------------------------------------------------
 WA Debt-to-Income Ratio (B)                     41.14%          39.40%           40.39%          44.41%          40.50%
 % Balloon                                        0.11%           0.67%            0.35%            None           0.34%
-------------------------------------------------------------------------------------------------------------------------
CLTV
 Weighted Average (B)                           113.25%         115.32%          114.17%         107.35%         113.97%
 Up to 50.000                                     2.98%           0.00%            1.71%           0.78%           1.68%
 50.001 - 100.000                                 0.08%           0.01%            0.05%           7.78%           0.26%
 100.001 - 105.000                                3.20%           9.19%            5.76%          10.36%           5.89%
 105.001 - 110.000                               24.84%          30.69%           27.34%          65.41%          28.41%
 110.001 - 115.000                               19.98%          15.55%           18.08%          14.71%          17.99%
 115.001 - 120.000                               11.58%          13.84%           12.55%           0.66%          12.21%
 120.001 - 125.000                               12.20%          18.77%           15.02%           0.12%          14.60%
 125.001 or higher                               18.64%          11.95%           15.78%           0.17%          15.34%
 Not Available                                    6.50%           0.00%            3.72%           0.00%           3.61%
-------------------------------------------------------------------------------------------------------------------------
Credit Score
 Weighted Average (B)                               644             669              654             637             653
 Up to 559                                        3.09%           1.27%            2.31%           5.68%           2.40%
 560 - 599                                        8.44%           4.08%            6.57%          15.19%           6.81%
 600 - 639                                       36.09%          18.09%           28.39%          29.27%          28.41%
 640 - 679                                       32.59%          35.36%           33.77%          32.00%          33.72%
 680 - 719                                       13.14%          24.38%           17.95%          14.12%          17.84%
 720 - 759                                        4.32%          10.44%            6.94%           3.10%           6.83%
 760 - 799                                        0.94%           2.28%            1.51%           0.52%           1.49%
 800 or higher                                    0.11%           0.07%            0.09%           0.00%           0.09%
 Not Available                                    1.29%           4.03%            2.46%           0.13%           2.39%
-------------------------------------------------------------------------------------------------------------------------
Lien Position
 First                                            0.75%           1.04%            0.87%           0.32%           0.86%
 Second                                          73.05%          86.17%           78.67%          71.96%          78.48%
 Third                                           15.46%          12.79%           14.32%          27.56%          14.69%
 Fourth                                           0.02%           0.00%            0.01%           0.17%           0.01%
 None                                            10.73%           0.00%            6.14%           0.00%           5.96%
-------------------------------------------------------------------------------------------------------------------------
Note:    (A) Indexed to PRIME.
         (B) Weighted average of non-zero values.



------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Bear Stearns Home Loan Owner Trust 2001-A
Computational Materials: Preliminary Term Sheet (Page 20 of 20)
-------------------------------------------------------------------------------




     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
                                              PROSPECTUS SUPPLEMENT.


-------------------------------------------------------------------------------------------------------------------------
 Loan Group                                           I              II            I, II             III      I, II, III
 Description                                      Fixed           Fixed            Fixed            ARMs           Total
=========================================================================================================================
 Percent of Total                                55.59%          41.61%           97.20%           2.80%         100.00%
=========================================================================================================================
Occupancy Status
 Owner Occupied                                  92.37%          99.38%           95.37%          99.83%          95.49%
 Non-Owner Occupied                               0.05%           0.00%            0.03%           0.17%           0.03%
 Not Available                                    7.59%           0.62%            4.60%           0.00%           4.48%
-------------------------------------------------------------------------------------------------------------------------
Documentation
 Full Documentation                              43.03%          27.20%           36.25%          98.55%          38.00%
 Limited Documentation                           56.97%          72.80%           63.75%           1.45%          62.00%
-------------------------------------------------------------------------------------------------------------------------
Loan Purpose
 Debt Consolidation                              79.39%          70.55%           75.60%          78.39%          75.68%
 Home Improvement                                 9.80%          19.12%           13.79%           0.06%          13.40%
 Refi                                            10.50%           9.89%           10.24%          21.28%          10.55%
 Purchase                                         0.11%           0.41%            0.24%           0.00%           0.23%
 New Construction                                 0.00%           0.02%            0.01%           0.00%           0.01%
 Other                                            0.21%           0.00%            0.12%           0.27%           0.13%
-------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty; Term
 None                                            99.74%          88.63%           94.98%          56.92%          93.92%
 6 Months Interest; within 36 mos.                0.13%           2.42%            1.11%          13.96%           1.47%
 1% of UPB; within 36 mos.                        0.04%           0.37%            0.18%           8.74%           0.42%
 2% of UPB                                        0.01%           0.06%            0.03%          11.75%           0.36%
 1% of UPB; within 60 mos.                        0.01%           0.41%            0.18%           0.00%           0.17%
 5% of UPB; within 36 mos.                        0.01%           0.07%            0.03%           2.61%           0.11%
 1% of Orig. Balance; within 36 mos.              0.00%           0.11%            0.05%           0.00%           0.05%
 5 Year Sliding Scale                             0.04%           0.05%            0.04%           0.11%           0.05%
 2% of UPB; within 36 mos.                        0.00%           0.08%            0.04%           0.00%           0.03%
 2% of UPB; within 12 mos.                        0.00%           0.06%            0.03%           0.00%           0.02%
 3 Months Interest; within 36 mos.                0.00%           0.02%            0.01%           0.00%           0.01%
 2% of UPB; within 60 mos.                        0.00%           0.01%            0.00%           0.00%           0.00%
 Not Available                                    0.03%           7.71%            3.32%           5.91%           3.39%
-------------------------------------------------------------------------------------------------------------------------
Geographic Concentration (> 5%)
 California                                       9.03%          10.04%            9.47%          11.16%           9.51%
 Florida                                          5.35%           8.19%            6.57%           8.05%           6.61%
 Virginia                                         4.49%           6.40%            5.31%          17.39%           5.65%
-------------------------------------------------------------------------------------------------------------------------
 High Cost Loans                                 60.99%           0.00%           34.89%           0.28%          33.91%
-------------------------------------------------------------------------------------------------------------------------
Delinquency Status
 0 days                                          90.39%          93.68%           91.80%          81.19%          91.50%
 1 to 29 days                                     8.00%           4.99%            6.72%          16.92%           7.00%
 30 to 59 days                                    1.60%           1.33%            1.49%           1.89%           1.50%
-------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================





New ABS Issue

$557,332,000 (Approximate)

Home-Loan Backed Notes, Series 2001-A


Bear Stearns Home Loan Owner Trust 2001-A
Trust

Bear Stearns Asset Backed Securities, Inc.
Depositor

EMC Mortgage Corporation
Seller and Backup Servicer

Conseco Finance Corp.
Originator, Transferor and Servicer


March 1, 2001








-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Trust:              Bear Stearns Home Loan Owner Trust 2001-A (the "Trust").
                    The Trust will be established as a Delaware business trust formed pursuant to a trust agreement between Bear Stearns Asset Backed Securities, Inc. (the "Depositor") and Wilmington Trust Company (the "Owner Trustee").

                    All of the home loans (the "Home Loans") will be sold by Conseco Finance Corp. (the "Transferor") to EMC Mortgage Corporation (the "Seller") pursuant to the mortgage loan purchase agreement between the Transferor and the Seller. On the Closing Date the Home Loans will be sold by the Seller to the Depositor, and by the Depositor to the Trust, pursuant to a sale and servicing agreement, among the Trust, the Depositor, the Seller, the Transferor, the Servicer and the Indenture Trustee. Pursuant to the indenture, the Trust will pledge and assign the Home Loans to the Indenture Trustee for the benefit of the Noteholders. The Trust will be entitled to all payments of interest and principal and all proceeds received in respect of the Home Loans on or after the Cut-off Date.

Depositor:          Bear Stearns Asset Backed Securities, Inc.

Seller and Backup
Servicer:           EMC Mortgage Corporation

Transferor,
Originator and
Servicer:           Conseco Finance Corp. ("Conseco Finance"), a wholly-owned
                    subsidiary of Conseco Inc. The obligations of Conseco
                    Finance relating to the Home Loans, the Securities or the Trust are not guaranteed by Conseco Inc.

Insurer:            Ambac Assurance Corporation ("Ambac")

Underwriters:       Bear, Stearns & Co. Inc. (Class A and Class M Notes)
                    Lehman Brothers (Class A Notes)

Indenture Trustee:  U.S. Bank Trust National Association

Owner Trustee:      Wilmington Trust Company

The Securities:     The Trust will issue eight classes of securities, which are being offered publicly, and a certificate which will be split into two components: the Class B Component and the Residual Component, which are being offered pursuant to a 144a Private Placement. The "Group I Securities" will consist of the Class A-I-1 Notes, the Class A-I-2 Notes, the Class A-I-3 Notes, the Class A-I-4 Notes, the Class
                    M-1 Notes, the Class M-2 Notes and the Class B Component.
                    The "Group II Notes" will consist solely of the Class A-II
                    Notes. The "Group III Notes" will consist solely of the Class A-III Notes.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      2

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Characteristics of the Offered Securities (a),(b),(c),(d),(e)

-------------------------------------------------------------------------------------------------------------------------
                                                                               Principal      Final
                   Home         Original   Percent of                 WAL      Lockout/     Scheduled        Ratings
Offered            Loan        Principal      Bond                  To Call     Window       Payment      (Moody's/S&P/
Securities        Group          Balance    Balance      Coupon     (years)    (months)        Date          Fitch)
-------------------------------------------------------------------------------------------------------------------------
Class A-I-1         I        $89,948,000     15.65%        (f)        1.00      0/29      6/15/16        Aaa/AAA/AAA
Class A-I-2         I        $89,948,000     15.65%       Fixed       1.00      0/29      6/15/16        Aaa/AAA/AAA
Class A-I-3         I        $37,445,000      6.52%       Fixed       3.00     28/23      6/15/19        Aaa/AAA/AAA
Class A-I-4         I        $52,062,000      9.06%       Fixed       6.26     50/40      2/15/31        Aaa/AAA/AAA
Class A-II          II      $200,000,000     34.81%       Fixed       2.23      0/90      2/15/31        Aaa/AAA/AAA
Class A-III        III       $16,108,000      2.80%         (g)       2.76      0/90      2/15/31        Aaa/AAA/AAA
Class M-1        I,II,III    $43,093,000      7.50%       Fixed       5.08     39/51      2/15/31          A2/A/A
Class M-2        I,II,III    $28,728,000      5.00%       Fixed       5.03     37/53      2/15/31       Baa2/BBB/BBB
Class B          I,II,III    $17,238,000      3.00%         (h)        (h)       (h)         (h)              (h)
-------------------------------------------------------------------------------------------------------------------------

Notes:
  (a) 100% Prepayment Assumption: 0.00% CPR in month 1 building to 24.00% by month 12. On and after month 12, 24.00% CPR.
  (b)    Transaction priced to 10% clean-up call.
  (c) Credit enhancement for the Class A Notes will include a 100% guaranty of timely interest and ultimate principal by Ambac Assurance Corporation. (See section entitled "Credit Enhancement" herein.)
  (d)    The Note Rate applicable to the Class A-I-4 Notes, Class A-II
         Notes, the Class M-1 Notes, the Class M-2 Notes and the Class B Component will increase by 0.50% if the 10% clean-up call is not exercised. Likewise, the margin on the Class A-III Notes will double if the 10% clean-up call is not exercised.
  (e) The principal balance of each Class of Notes is subject to a 10% variance.
  (f) The lesser of (a) one-month LIBOR plus _.__% per annum and (b) 14.00% per annum, subject to the Net WAC Cap Rate.
  (g) The lesser of (a) one-month LIBOR plus _.__% per annum and (b) 14.00% per annum, subject to the Net WAC Cap Rate.
  (h)    The Class B Component is not being offered hereby.

The Assets of the Trust:         The Notes are  principally  secured by the  assets of the Trust, which will consist of (a) conventional home improvement loans and home equity loans that have fixed rates (the "Group I Home Loans") and adjustable rates (the "Group II Home Loans") of interest and are secured primarily by junior mortgages on one- to four-family residential properties in which the borrowers have little or no equity; (b) payments of interest received on the Home Loans on and after the cut-off date and principal payments on the Home Loans received on and after the cut-off date; (c)
                                 a 100% guaranty of timely interest and ultimate principal by Ambac
                                 Assurance Corporation (the "Policy"); and (d) amounts on deposit in certain accounts. The Home Loans will primarily be secured by mortgages, deeds of trust or other similar security instruments;
                                 provided, however, that approximately [5.96]% of the aggregate
                                 Principal Balance of the Home Loans as of the Cut-off Date will be unsecured consumer loans. Substantially all of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

Cut-off Date:                    As of February 1, 2001.

Closing Date:                    On or about March 9, 2001.

Collection Period:               The calendar month preceding the month of a Payment Date.

Record Date:                     The business day just before the Payment Date.

Payment Date:                    The 15th of each month (or the next business day), commencing on
                                 March 15, 2001.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      3

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================

Delay Days:          The Notes will have no payment delay.

Note Rate:           Interest will accrue on all of the Group I Securities and
                     Group II Securities, other than the Class A-I-1 Notes, at a fixed rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, and will be computed on a 30/360-day basis.

                     The interest rate applicable to the Class A-I-4, Class A-II, Class M-1, Class M-2 and Class B Component will increase by 0.50% after the Clean-up Call Date. The margin applicable to the Class A-III Notes will double after the Clean-up Call Date.

                     Interest will accrue on the Class A-I-1 and Class A-III Notes from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, and will be computed on a actual/360-day basis. Interest on the Class A-I-1 and Class A-III Notes will be calculated at a per annum rate equal to the lesser of (x) with respect to any Payment Date which occurs prior to the Clean-up Call Date, One-Month LIBOR plus the related margin; and, with respect to the Class A-III Notes, for any Distribution Date thereafter, One-Month LIBOR plus 2.0 times the related margin, and (y) 14.00%, subject to the Net WAC Cap Rate.

Net WAC Cap Rate:    With respect to any Payment Date and the Group I Notes
                     and the Group III Notes, respectively, the weighted average of the related Net Home Loan Rates of the Group I
                     Home Loans and the Group III Home Loans, respectively.

Net Home Loan Rate:  With respect to any Home Loan, the Home Loan rate thereon minus the rates at which (a) the trustee fees,
                     (b) the servicing fee, (c) the backup servicing fee, and
                     (d) the premium under the Policy, are paid; each expressed as a percentage of the Pool Principal Balance of the Home Loans in the related loan group.

Class A Principal
Payment Amount:      The "Class A Principal Payment Amount" is the excess of
                     (a) the Class Principal Balance of the Class A Notes immediately prior to such Payment Date over (b) the lesser of (I) [57.00]% of the aggregate Principal Balance of the Home Loans as of the last day of the related collection period and (II) the aggregate Principal
                     Balance of the Home Loans as of the last day of the related collection period, less the OC Floor.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      4

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


                     Any payments of principal allocable to the Class A-I Notes shall be paid first, to the Class A-I-1 Notes and to the Class A-I-2 Notes, pro rata, until paid in full; then, to the Class A-I-3 Notes, until paid in full; and then to the Class A-I-4 Notes, until paid in full. Any payments of principal allocable to the Class A-II Notes shall be paid to the Class A-II Notes until the outstanding note balance has been reduced to zero. Any payments of principal allocable to the Class A-III Notes shall be paid to the Class A-III Notes until the outstanding note balance has been reduced to zero.

Class M-1 Principal
Payment Amount:      The "Class M-1 Principal Payment Amount" is the excess of
                     (1) the sum of (a) the Class Principal Balance of the Class A Notes (after taking into account distributions of the Class A Principal Payment Amount for such Payment
                     Date) and (b) the Class Principal Balance of the M-1
                     Notes immediately prior to such Payment Date over (2) the lesser of: (a) [72.00]% of the aggregate Principal
                     Balance of the Home Loans as of the last day of the related collection period and (b) the aggregate Principal
                     Balance of the Home Loans as of the last day of the related collection period, less the OC Floor.

Class M-2 Principal
Payment Amount:      The "Class M-2 Principal Payment Amount" is the excess of
                     (1) the sum of (a) the Class Principal Balance of the Class A Notes (after taking into account distributions of the Class A Principal Payment Amount for such Payment
                     Date), (b) the Class Principal Balance of the Class M-1
                     Notes (after taking into account distributions of the Class M-1 Principal Payment Amount for such Payment Date) and (c) the Class Principal Balance of the M-2 Notes immediately prior to such Payment Date over (2) the lesser of: (a) [82.00]% of the aggregate Principal
                     Balance of the Home Loans as of the last day of the related collection period and (b) the aggregate Principal
                     Balance of the Home Loans as of the last day of the related collection period, less the OC Floor.

Class B Principal
Payment Amount:      The "Class B Principal Payment Amount" is the excess of
                     (1) the sum of (a) the Class Principal Balance of the Class A Notes (after taking into account distributions of the Class A Principal Payment Amount for such Payment
                     Date), (b) the Class Principal Balance of the Class M-1
                     Notes (after taking into account distributions of the Class M-1 Principal Payment Amount for such Payment
                     Date), (c) the Class Principal Balance of the Class M-2
                     Notes (after taking into account distributions of the Class M-2 Principal Payment Amount for such Payment Date) and (d) the Class Principal Balance of the Class B
                     Component immediately prior to such Payment Date over (2) the aggregate Principal Balance of the Home Loans as of the last day of the related collection period, less the OC Floor.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      5

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Priority of
Payments:            On each Payment Date, principal and interest collections
                     will be allocated from the payment account in the following order of priority:

                     Payments of Interest Funds
                     (1) Concurrently, to the Class A-I-1, Class A-I-2, Class
                         A-I-3, Class A-I-4, Class A-II and Class A-III Notes, Current Interest for each such Class;
                     (2) To Ambac, reimbursement for any prior draws made under the Policy, with interest;
                     (3) To the Class M-1 Notes, Current Interest for such
                         Class;
                     (4) To the Class M-2 Notes, Current Interest for such
                         Class;
                     (5) To the Class B Component, Current Interest for such
                         Class;
                     (6) To Ambac, any amounts owed under the insurance
                         agreement.

                     Payments of Principal Funds
                     Prior to the Stepdown Date or if a Trigger Event is in effect:
                     (1) To Ambac, reimbursement for any prior draws made under the Policy, with interest;
                     (2) To Ambac, any amounts owed under the insurance agreement;
                     (3) To the Class A Notes, until the Class A Notes have been paid in full;
                     (4) To the Class M-1 Notes, until the Class M-1 Notes have been paid in full;
                     (5) To the Class M-2 Notes, until the Class M-2 Notes have been paid in full;
                     (6) To the Class B Component, until the Class B Component has been paid in full.

                     On and after the Stepdown Date and so long as a Trigger Event is not in effect:
                     (1) To Ambac, reimbursement for any prior draws made under the Policy, with interest;
                     (2) To Ambac, any amounts owed under the insurance
                         agreement;
                     (3) To the Class A Notes, the Class A Principal Payment
                         Amount;
                     (4) To the Class M-1 Notes, the Class M-1 Principal Payment
                         Amount;
                     (5) To the Class M-2 Notes, the Class M-2 Principal Payment
                         Amount;
                     (6) To the Class B Component, the Class B Principal Payment
                         Amount.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      6

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


                     Payments of Excess Cashflow
                     (1) The Extra Principal Payment Amount, to the Notes as
                         described under "Payments of Principal" above;
                     (2) To the Class M-1 Notes, any Interest Carry Forward
                         Amount for such Class;
                     (3) To the Class M-1 Notes, any Unpaid Realized Loss
                         Amount for such Class;
                     (4) To the Class M-2 Notes, any Interest Carry Forward
                         Amount for such Class;
                     (5) To the Class M-2 Notes, any Unpaid Realized Loss
                         Amount for such Class;
                     (6) To the Class B Component, any Interest Carry Forward
                         Amount for such Class;
                     (7) To the Class B Component, any Unpaid Realized Loss
                         Amount for such Class;
                     (8) Any remaining amounts, to the holder of the Residual
                         Component.

Interest Funds:      The "Interest Funds" will be equal to the sum of
                            (a) all scheduled interest collected during the
                                related Collection Period less the Servicing
                                Fee, the Backup Servicing Fee, the Indenture
                                Trustee Fee, the Owner Trustee Fee, the
                                premium due under the Policy and certain other expenses payable under the Transfer and Servicing Agreement;

                            (b) all Deficiency Balances collected during the
                                Collection Period (to the extent such Deficiency Balances related to interest), and

                            (c) Net Liquidation Proceeds collected during the
                                related Collection Period (to the extent such Net Liquidation Proceeds related to interest).

Current Interest:    "Current Interest" with respect to each Class of Notes and each Payment Date, is the interest accrued at the applicable Note Rate for the applicable Accrual Period on the Class Principal Balance of such Class.

Interest Carry
Forward Amount:      "Interest Carry Forward Amount," with respect to each
                     Class of Notes and each Payment Date, is the sum of (1) the excess of (a) Current Interest for such Class with respect to prior Payment Dates over (b) the amount actually distributed to such Class with respect to interest on such prior Payment Dates and (2) interest on such excess (to the extent permitted by applicable law) at the applicable Note Rate.






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      7

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Principal Funds:     "Principal Funds" are equal to the sum of:
                             (a) The scheduled principal collected during the
                                 related Collection Period;
                             (b) Prepayments collected in the related
                                 Collection Period;
                             (c) Principal Balance of each Home Loan that was
                                 repurchased by the Transferor;
                             (d) All Net Liquidation Proceeds collected during
                                 the related Collection Period (to the extent such Net Liquidation Proceeds related to principal); and
                             (e) All Deficiency Balances collected during the
                                 related Collection Period (to the extent such Deficiency Balances related to principal).

Extra Principal
Payment Amount:      The "Extra Principal Payment Amount," with respect to each
                     Payment Date, is the lesser of:
                     (1) The excess, if any, of:
                             (a) The Required Overcollateralization Amount for
                                 such Payment Date over
                             (b) The Overcollateralization Amount (after giving
                                 effect to distributions of principal other than any Extra Principal Payment Amount) for such Payment Date and
                     (2) The Excess Cashflow for such Payment Date available
                         therefor in the priority set forth herein.

Principal Payment
Amount: The "Principal Payment Amount," with respect to each Payment Date, is the sum of:
                     (1) Principal Funds for such Payment Date, and
                     (2) Any Extra Principal Payment Amount for such Payment
                         Date.

Excess Cashflow:     "Excess Cashflow," with respect to any Payment Date, is
                     the excess, if any, of the Interest Funds and Principal
                     Funds for such Payment Date over required payments of interest and principal (excluding any Extra Principal
                     Payment Amount) on the Notes on such Payment Date.

OC Floor:            "OC Floor" equals 0.50% of the Cut-off Date Principal
                     Balance of the Home Loans.

Required
Overcollateralization
Amount: "Required Overcollateralization Amount" means prior to the Stepdown Date, (x) an amount equal to [6.0]% of the Cut-off Date Principal Balance of the Home Loans, and (y) on and after the Stepdown Date, an amount equal to [12.0]% of the Principal Balance of the Home Loans as of the last day of the related collection period, subject to a minimum amount equal to the OC Floor.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      8

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Overcollateralization
Amount: "Overcollateralization Amount," with respect to any Payment Date, is the excess, if any, of: (a) the aggregate Principal Balance of the Home Loans as of the last day of the related collection period over (b) the aggregate Class Principal Balance of the Notes as of such date (after taking into account the payment of principal on such Notes on such Payment Date).

Stepdown Date:       "Stepdown Date" is the later to occur of:
                     (1)   the Payment Date in March 2004 (i.e., on the 37th
                           Payment Date); and
                     (2)   the first Payment Date on which the Class A Notes
                           are less than or equal to [57.00]% of the aggregate Principal Balance of the Home Loans as of the end of the related collection period.

Trigger Event:       A "Trigger Event," with respect to each Payment Date after the Stepdown Date, exists if (a) the 60+ day delinquency percentage exceeds [10]% of the aggregate principal balance of the Home Loans or (b) cumulative Realized
                     Losses exceed the corresponding percentage of the Cut-off
                     Date Principal Balance of the Home Loans set forth below for such Payment Date:

                     Months from Cut-off Date
                     37-48  [11.00]%
                     49-60  [12.00]%
                     61-84  [14.00]%
                     85+    [15.00]%

Applied Realized
Loss Amount:         "Applied Realized Loss Amount," with respect to any Class
                     of the Subordinated Notes and as to any Payment Date, means the sum of the Realized Losses with respect to Home
                     Loans which have been applied in reduction of the Class
                     Principal Balances of such Class.

Realized Loss:       "Realized Loss" is the excess of the Principal Balance of
                     a defaulted Home Loan over the Net Liquidation Proceeds with respect thereto that are allocated to principal.

Unpaid Realized
Loss Amount:         "Unpaid Realized Loss Amount," with respect to any Class
                     of Subordinated Notes and as to any Payment Date, is the excess of (1) Applied Realized Loss Amounts with respect to such Class over (2) the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Payment Dates.








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      9

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Liquidated Home
Loan: A defaulted Home Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received, which will be deemed to occur upon the earlier of: (a) the liquidation of the related Mortgaged Property acquired through foreclosure or similar proceedings; (b) the Servicer's determination in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related collateral securing such Home Loan; or (c) any portion of a scheduled monthly payment of principal and interest is in excess of 180 days past due.

Net Liquidation
Proceeds:            With respect to any Payment Date, any cash amounts
                     received in respect of Liquidated Home Loans, whether through trustee's sale, foreclosure sale, disposition of REO, whole loan sale or otherwise (other than Insurance
                     Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties related to defaulted Home Loans, in each case, net of any reimbursements to the Servicer, the Indenture Trustee and the Insurer made from such amounts for any unreimbursed
                     Servicing Fees, Indenture Trustee Fees, premiums under the Policy and unreimbursed Servicing Advances (including such Servicing Advances deemed to be nonrecoverable
                     Servicing Advances) made and any other fees and expenses paid or owed to the Servicer, the Indenture Trustee, the Insurer or any other party in connection with the foreclosure, conservation and liquidation of the related
                     Liquidated Home Loans or Mortgaged Properties.

Deficiency
Balances:            Any proceeds received by the Servicer with respect to a
                     Home Loan after the date on which such Home Loan has become a Liquidated Home Loan.

Credit
Enhancement:         Excess Interest: Because more interest is expected to be
                     paid by the borrowers than is necessary to pay the interest due on the Notes and other fees and expenses of the Trust, excess interest collections will be available, commencing on the April 2001 Payment Date, to offset losses on the Home Loans and to create and maintain the overcollateralization described below.

                     Overcollateralization The use of excess interest to make payments of principal on the Notes will cause the aggregate principal balance of the Notes to amortize more quickly than the aggregate principal balance of the Home Loans, resulting in the overcollateralization of the Notes. The amount of any such overcollateralization will be available to absorb losses realized on liquidated Home Loans. (On the closing date, the Notes will be 1% undercollateralized. Thereafter, excess interest will be used to build to the Required Overcollateralization Amount as defined herein.)


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      10

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


                     Subordination of the Subordinated Securities:
                     Subordination is designed to provide the holders of the securities having a higher payment priority with protection against losses by allocating realized losses among the subordinated securities, beginning with the securities with the lowest payment priority, before losses are allocated to securities with a higher payment priority.

                     Ambac Insurance Policy: Ambac Assurance Corporation (the "Ambac" or the "Insurer") will unconditionally and irrevocably guarantee: (a) timely payment of interest,
                     (b) the amount of any losses not covered by excess spread, overcollateralization or subordination, and (c) the payment of principal on the Notes by no later than their respective final scheduled maturity date (the "Policy"). The Policy is not revocable for any reason.

                     Credit enhancement with respect to the Class A Notes will be as follows:
                           o Excess Interest: initially, [8.23]% per
                             annum, before losses
                           o Overcollateralization: -1% building to 6% of the
                             original pool balance
                           o Subordination of the Class M-1, Class M-2 and
                             Class B Securities (initially, 15.50% of the original pool balance)
                           o Ambac Insurance Policy

                     Credit enhancement with respect to the Class M-1 Notes will be as follows:
                           o Excess Interest: initially, [8.23]% per annum,
                             before losses
                           o Overcollateralization: -1% building to 6% of the
                             original pool balance
                           o Subordination of the Class M-2 and Class B
                             Securities (initially, 8.00% of the original pool balance)

                     Credit enhancement with respect to the Class M-2 Notes will be as follows:
                           o Excess Interest: initially, [8.23]% per annum,
                             before losses
                           o Overcollateralization: -1% building to 6% of the
                             original pool balance
                           o Subordination of the Class B Component (initially,
                             3.00% of the original pool balance)

Servicing Fee:       With respect to each Home Loan Group, the Servicer will
                     receive a monthly fee from payments on the Home Loans equal to 0.75% per annum on the Principal Balance of each Home Loan. The Servicer will also be entitled to all ancillary servicing income, including: late fees and prepayment penalties.







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      11

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Backup Servicing
Fee: With respect to each Home Loan Group, the compensation to be paid to the Backup Servicer in respect of its backup servicing activities will be 0.05% per annum, payable monthly.

Premium under
the Policy:          The Insurer will receive 0.25% per annum on the aggregate
                     principal balance of each Class A Note, payable monthly.

Advancing:           There is no required advancing of delinquent principal or
                     interest by the Servicer, the Backup Servicer, the Trustees, the Insurer or any other entity.

Servicer Events
of Default:          "Servicer Events of Default" will consist of, subject to
                     applicable cure periods, without limitation:
                     (1) any failure of the Servicer to deposit in the
                         Collection Account any amount required to be deposited under the sale and servicing agreement, which failure continues unremedied for five business days;
                     (2) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the sale and servicing agreement, which failure continues unremedied for a period of 30 days after notice;
                     (3) the loss and delinquency experience with respect to
                         the Home Loans exceeds certain levels as specified in the sale and servicing agreement; and
                     (4) certain events of insolvency, readjustment of debt,
                         marshalling of assets and liabilities or similar proceedings relating to the Servicer and certain actions by the Servicer indicating insolvency, reorganization or inability to pay its obligations or the Servicer shall dissolve or liquidate, in whole or in part, in any material respect.

                     If a Servicer Event of Default occurs, the Indenture Trustee may, and at the direction of Ambac, shall remove the Servicer. The Servicer may resign only in accordance with the terms of the sale and servicing agreement. No removal or resignation shall become effective until (1) the Backup Servicer shall have assumed the Servicer's responsibilities and obligations under the sale and servicing agreement in accordance therewith and (2) each Rating Agency has confirmed that the ratings of the Notes will be unaffected by the Backup Servicer's assumption of the Servicer's responsibilities and obligations.







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      12

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Representations and
warranties:          The Tranferor will make representations and warranties
                     with respect to each Home Loan, including that:

                     (1)  no loan is more than 59 days delinquent;
                     (2) no provision of a loan has been waived, altered or modified in any respect, except by instruments or documents included in the loan file and reflected on the list of loans delivered to the trust;
                     (3) each loan is a legal, valid and binding obligation of the obligor and is enforceable in accordance with its terms, except as may be limited by laws affecting creditors' rights generally;
                     (4) no loan is subject to any right of rescission, set-off, counterclaim or defense;
                     (5) each loan was originated by a home improvement contractor or home equity lender in the ordinary course of its business or was originated by Conseco Finance directly;
                     (6) no loan was originated in or is subject to the laws of any jurisdiction whose laws would make the transfer of the loan or an interest therein pursuant to the trust agreement, the indenture or the securities unlawful;
                     (7)  each loan complies with all requirements of law;
                     (8) no loan has been satisfied, subordinated to a lower lien ranking than original position or rescinded;
                     (9) all parties to each contract had full legal capacity to execute the loan;
                     (10) no loan has been sold, conveyed and assigned or
                          pledged to any other person and we have good and marketable title to each loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, and are the sole owner and have full right to transfer the loan to the trust;
                     (11) as of the Cut-off Date, there was no default, breach, violation or event permitting acceleration under any loan and, except for payment delinquencies permitted by clauses (1) and (2) above, no event that with notice and the expiration of any grace or cure period would constitute a default, breach, violation or event permitting acceleration under the loan, and we have not waived any of the above;
                     (12) each loan contains customary and enforceable
                          provisions such as to render the rights and remedies of the holder adequate for realization against the collateral;
                     (13) the description of each loan in the list delivered to the trust is true and correct;
                     (14) there is only one original of each loan; and
                     (15) each loan was originated or purchased in accordance
                          with the Transferor's then-current underwriting guidelines.







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      13

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


Repurchase of Home
Loans: Under the terms of the sale and servicing agreement, the Transferor is required (a) within 90 days after discovery by the Transferor or notice thereof to cure all material respects any breach of the representations or warranties made with respect to a Home Loan (a "Defective Home Loan") or (b) on or before the Determination Date next succeeding the end of such 90-day period, to repurchase such Defective Home Loan as of the date of repurchase, plus all accrued and unpaid interest on such Defective Home Loan to and including the Due Date in the most recent Collection Period computed at the applicable weighted average interest rate of the Securities. The repurchase of any Home Loan will result in accelerated principal payments on the Notes.

Optional Redemption: The Back-up Servicer, at its option, may effect an early redemption of the Class A Notes, the Class M Notes and the Class B Component on any Payment Date after the aggregate principal balance of the Home Loans is reduced to any amount less than or equal to 10% of the aggregate principal balance of the Home Loans as of the cut-off date (the "Clean-up Call Date").

                     After the Clean-up Call Date, the interest rate on the Group I Securities then outstanding will increase by 0.50% per annum and the margin on the Class A-II Notes will double, if the optional redemption is not so exercised.

Form of
Registration:        Book-Entry form, same day funds through DTC.

Tax Status:          The Class A and Class M Notes will be treated as debt
                     instruments for federal, state, local and franchise tax purposes.
















------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      14

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


ERISA Eligibility:   The Notes may be eligible for purchase by employee
                     benefit plans that are subject to ERISA.

                     Subject to the conditions discussed in the Prospectus Supplement, the Notes generally may be purchased by employee benefit plans subject to ERISA and other plans and arrangements subject to Section 4975 of the Code (collectively "Plans"). No equity interest in the Trust may be acquired by, on behalf of, or using any assets of, a Plan.

                     Prohibited transactions within the meaning of ERISA or
                     Section 4975 of the Code may arise if Notes are acquired by a Plan with respect to which the Issuer, the Owner Trustee, the Indenture Trustee, the Servicer, the Backup Servicer, or any of their respective affiliates, is a party in interest (as defined in ERISA) or a disqualified person (as defined in the Code). Similarly, prohibited transactions may arise if equity interests in the Trust are acquired by a person or entity which is a party in interest or disqualified person with respect to a Plan which acquires or holds a Note. Certain exemptions from the prohibited transaction provisions of ERISA and
                     Section 4975 of the Code may be applicable, however, depending in part on the type of Plan fiduciary making the decision to acquire a Note or equity interest and the circumstances under which such decision is made. There can be no assurance that any of these class exemptions or any other exemption will be available with respect to any particular transaction involving the Notes or other equity interests in the Trust.

                     Each purchaser or transferee of a Note will be required to represent and warrant (or will be deemed to represent and warrant) that either (a) it is not a Plan, or an entity whose underlying assets are deemed to include plan assets of any such Plan, or (b) its acquisition and holding of such Note will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

SMMEA Treatment:     The Class A and Class M Notes will not constitute
                     "mortgage related securities" for purposes of SMMEA.












------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      15

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================



                         Prepayment Sensitivity Tables

Class A-I-1 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   6.91         1.88         1.31         1.00          0.80         0.67
Modified Duration (years)                              5.29         1.70         1.22         0.94          0.76         0.63
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                             10/15/14      9/15/05      4/15/04      7/15/03       1/15/03      9/15/02
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               164           55           38           29            23           19
Illustrative Yield @ Par (30/360)                     5.53%        5.53%        5.53%        5.54%         5.54%        5.54%
------------------------------------------------------------------------------------------------------------------------------

Class A-I-2 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   6.91         1.88         1.31         1.00          0.80         0.67
Modified Duration (years)                              5.33         1.71         1.22         0.94          0.76         0.64
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                             10/15/14      9/15/05      4/15/04      7/15/03       1/15/03      9/15/02
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               164           55           38           29            23           19
Illustrative Yield @ Par (30/360)                     5.36%        5.36%        5.36%        5.36%         5.36%        5.36%
------------------------------------------------------------------------------------------------------------------------------

Class A-I-3 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  15.70         6.00         4.26         3.00          2.20         1.78
Modified Duration (years)                              9.96         4.90         3.66         2.67          2.01         1.65
First Principal Payment                            10/15/14      9/15/05      4/15/04      7/15/03       1/15/03      9/15/02
Last Principal Payment                             10/15/18     10/15/08      9/15/06      5/15/05       9/15/03      3/15/03
Principal Lockout (months)                              163           54           37           28            22           18
Principal Window (months)                                49           38           30           23             9            7
Illustrative Yield @ Par (30/360)                     5.96%        5.96%        5.96%        5.96%         5.96%        5.96%
------------------------------------------------------------------------------------------------------------------------------

Class A-I-4 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  20.11        11.01         8.13         6.26          4.60         2.94
Modified Duration (years)                             10.59         7.45         6.01         4.91          3.78         2.56
First Principal Payment                            10/15/18     10/15/08      9/15/06      5/15/05       9/15/03      3/15/03
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                              211           91           66           50            30           24
Principal Window (months)                                49           64           51           40            42           35
Illustrative Yield @ Par (30/360)                     6.94%        6.94%        6.94%        6.94%         6.94%        6.94%
------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      16

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================



                         Prepayment Sensitivity Tables

Class A-I-4 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  20.69        12.35         9.39         7.34          5.51         3.58
Modified Duration (years)                             10.71         7.91         6.54         5.45          4.30         2.95
First Principal Payment                            10/15/18     10/15/08      9/15/06      5/15/05       9/15/03      3/15/03
Last Principal Payment                              3/15/25      3/15/23     10/15/19     12/15/16       2/15/14      1/15/12
Principal Lockout (months)                              211           91           66           50            30           24
Principal Window (months)                                78          174          158          140           126          107
Illustrative Yield @ Par (30/360)                     6.94%        6.97%        6.98%        6.99%         7.00%        7.01%
------------------------------------------------------------------------------------------------------------------------------

Class A-II (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  10.44         4.13         2.97         2.23          1.67         1.21
Modified Duration (years)                              6.86         3.24         2.45         1.91          1.48         1.11
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               260          155          117           90            72           59
Illustrative Yield @ Par (30/360)                     6.22%        6.22%        6.22%        6.22%         6.22%        6.22%
------------------------------------------------------------------------------------------------------------------------------

Class A-II (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  10.51         4.32         3.13         2.37          1.79         1.28
Modified Duration (years)                              6.88         3.31         2.53         1.99          1.55         1.15
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                             11/15/24     11/15/21      5/15/18      2/15/15       8/15/12      8/15/10
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               285          249          207          168           138          114
Illustrative Yield @ Par (30/360)                     6.22%        6.23%        6.23%        6.24%         6.24%        6.24%
------------------------------------------------------------------------------------------------------------------------------

Class A-III (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   9.15         4.86         3.60         2.76          2.20         1.79
Modified Duration (years)                              6.67         3.84         2.98         2.37          1.93         1.60
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                              7/15/15      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               173          155          117           90            72           59
Illustrative Yield @ Par (30/360)                     5.68%        5.68%        5.68%        5.68%         5.68%        5.68%
------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      17

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================


                         Prepayment Sensitivity Tables

Class A-III (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------

Average Life (years)                                   9.15         4.89         3.75         2.96          2.38         1.95
Modified Duration (years)                              6.67         3.85         3.06         2.49          2.05         1.72
First Principal Payment                             3/15/01      3/15/01      3/15/01      3/15/01       3/15/01      3/15/01
Last Principal Payment                              7/15/15      6/15/15      2/15/15      7/15/14       4/15/13      9/15/11
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               173          172          168          161           146          127
Illustrative Yield @ Par (30/360)                     5.68%        5.68%        5.69%        5.69%         5.70%        5.70%
------------------------------------------------------------------------------------------------------------------------------

Class M-1 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  17.84         8.81         6.44         5.08          4.60         4.71
Modified Duration (years)                              9.40         6.06         4.81         4.02          3.74         3.83
First Principal Payment                             4/15/14     10/15/05      5/15/04      6/15/04      10/15/04      4/15/05
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                              157           55           38           39            43           49
Principal Window (months)                               103          100           79           51            29           10
Illustrative Yield @ Par (30/360)                     7.68%        7.68%        7.68%        7.68%         7.68%        7.68%
------------------------------------------------------------------------------------------------------------------------------

Class M-1 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  18.10         9.42         7.01         5.58          5.02         5.32
Modified Duration (years)                              9.45         6.26         5.04         4.26          3.97         4.21
First Principal Payment                             4/15/14     10/15/05      5/15/04      6/15/04      10/15/04      4/15/05
Last Principal Payment                              2/15/25      1/15/21     11/15/17     12/15/16       4/15/12      5/15/10
Principal Lockout (months)                              157           55           38           39            43           49
Principal Window (months)                               131          184          163          151            91           62
Illustrative Yield @ Par (30/360)                     7.68%        7.70%        7.70%        7.71%         7.71%        7.73%
------------------------------------------------------------------------------------------------------------------------------

Class M-2 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  17.84         8.81         6.44         5.03          4.33         4.09
Modified Duration (years)                              8.05         5.50         4.45         3.73          3.35         3.22
First Principal Payment                             4/15/14     10/15/05      5/15/04      4/15/04       7/15/04      9/15/04
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                              157           55           38           37            40           42
Principal Window (months)                               103          100           79           53            32           17
Illustrative Yield @ Par (30/360)                     9.93%        9.93%        9.93%        9.93%         9.93%        9.93%
------------------------------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      18

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================




                         Prepayment Sensitivity Tables

Class M-2 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  18.09         9.39         6.98         5.48          4.71         4.40
Modified Duration (years)                              8.08         5.64         4.62         3.91          3.53         3.39
First Principal Payment                             4/15/14     10/15/05      5/15/04      4/15/04       7/15/04      9/15/04
Last Principal Payment                             12/15/24     11/15/19     10/15/19      8/15/13       4/15/11      6/15/09
Principal Lockout (months)                              157           55           38           37            40           42
Principal Window (months)                               129          170          186          113            82           58
Illustrative Yield @ Par (30/360)                     9.93%        9.94%        9.95%        9.95%         9.96%        9.96%
------------------------------------------------------------------------------------------------------------------------------

Class B (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  17.84         8.81         6.44         5.00          4.23         3.85
Modified Duration (years)                              7.91         5.44         4.41         3.68          3.26         3.04
First Principal Payment                             4/15/14     10/15/05      5/15/04      4/15/04       5/15/04      6/15/04
Last Principal Payment                             10/15/22      1/15/14     11/15/10      8/15/08       2/15/07      1/15/06
Principal Lockout (months)                              157           55           38           37            38           39
Principal Window (months)                               103          100           79           53            34           20
Illustrative Yield @ Par (30/360)                    10.21%       10.21%       10.21%       10.21%        10.21%       10.21%
------------------------------------------------------------------------------------------------------------------------------

Class B (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  18.08         9.35         6.89         5.40          4.55         4.12
Modified Duration (years)                              7.93         5.56         4.56         3.84          3.41         3.19
First Principal Payment                             4/15/14     10/15/05      5/15/04      4/15/04       5/15/04      6/15/04
Last Principal Payment                              3/15/25      4/15/23     10/15/19      6/15/12       3/15/10      8/15/08
Principal Lockout (months)                              157           55           38           37            38           39
Principal Window (months)                               132          211          186           99            71           51
Illustrative Yield @ Par (30/360)                    10.21%       10.22%       10.23%       10.23%        10.23%       10.23%
------------------------------------------------------------------------------------------------------------------------------














------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      19

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================

-------------------------------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
       OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
 Loan Group                                           I              II            I, II             III      I, II, III
 Description                                      Fixed           Fixed            Fixed            ARMs           Total
-------------------------------------------------------------------------------------------------------------------------
 Percent of Total                                55.59%          41.61%           97.20%           2.80%         100.00%
-------------------------------------------------------------------------------------------------------------------------
 Current Balance (as of 2/1/01)            $316,245,586    $236,687,106     $552,932,692     $15,948,830    $568,881,522
 Loan Count                                      16,067           9,938           26,005             937          26,942
 Average Balance                                $19,683         $23,816          $21,263         $17,021         $21,115
 Maximum Balance                               $254,923        $214,420         $254,923         $30,692        $254,923
-------------------------------------------------------------------------------------------------------------------------
 WA Gross Coupon                                16.764%         14.066%          15.609%         18.580%         15.692%
 WA Orig. Term (mos)                                225             238              230             180             229
 WA Remaining Term (mos)                            215             222              218             173             217
 WA Age (mos)                                        10              14               12               7              11
-------------------------------------------------------------------------------------------------------------------------
 Margin (A)                                         ---             ---              ---          9.598%             ---
 Rate Reset Frequency (mos)                         ---             ---              ---               1             ---
-------------------------------------------------------------------------------------------------------------------------
 WA Debt-to-Income Ratio (B)                     41.14%          39.40%           40.39%          44.41%          40.50%
 % Balloon                                        0.11%           0.67%            0.35%            None           0.34%
-------------------------------------------------------------------------------------------------------------------------
CLTV
 Weighted Average (B)                           113.25%         115.32%          114.17%         107.35%         113.97%
 Up to 50.000                                     2.98%           0.00%            1.71%           0.78%           1.68%
 50.001 - 100.000                                 0.08%           0.01%            0.05%           7.78%           0.26%
 100.001 - 105.000                                3.20%           9.19%            5.76%          10.36%           5.89%
 105.001 - 110.000                               24.84%          30.69%           27.34%          65.41%          28.41%
 110.001 - 115.000                               19.98%          15.55%           18.08%          14.71%          17.99%
 115.001 - 120.000                               11.58%          13.84%           12.55%           0.66%          12.21%
 120.001 - 125.000                               12.20%          18.77%           15.02%           0.12%          14.60%
 125.001 or higher                               18.64%          11.95%           15.78%           0.17%          15.34%
 Not Available                                    6.50%           0.00%            3.72%           0.00%           3.61%
-------------------------------------------------------------------------------------------------------------------------
Credit Score
 Weighted Average (B)                               644             669              654             637             653
 Up to 559                                        3.09%           1.27%            2.31%           5.68%           2.40%
 560 - 599                                        8.44%           4.08%            6.57%          15.19%           6.81%
 600 - 639                                       36.09%          18.09%           28.39%          29.27%          28.41%
 640 - 679                                       32.59%          35.36%           33.77%          32.00%          33.72%
 680 - 719                                       13.14%          24.38%           17.95%          14.12%          17.84%
 720 - 759                                        4.32%          10.44%            6.94%           3.10%           6.83%
 760 - 799                                        0.94%           2.28%            1.51%           0.52%           1.49%
 800 or higher                                    0.11%           0.07%            0.09%           0.00%           0.09%
 Not Available                                    1.29%           4.03%            2.46%           0.13%           2.39%
-------------------------------------------------------------------------------------------------------------------------
 Lien Position
 First                                            0.75%           1.04%            0.87%           0.32%           0.86%
 Second                                          73.05%          86.17%           78.67%          71.96%          78.48%
 Third                                           15.46%          12.79%           14.32%          27.56%          14.69%
 Fourth                                           0.02%           0.00%            0.01%           0.17%           0.01%
 None                                            10.73%           0.00%            6.14%           0.00%           5.96%
-------------------------------------------------------------------------------------------------------------------------
Note:    (A) Indexed to PRIME.
         (B) Weighted average of non-zero values.







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      20

                    COMPUTATIONAL MATERIALS FOR BEAR STEARNS HOME LOAN OWNER
LEHMAN BROTHERS     TRUST 2001-A
===============================================================================

-------------------------------------------------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
       OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
 Loan Group                                           I              II            I, II             III      I, II, III
 Description                                      Fixed           Fixed            Fixed            ARMs           Total
-------------------------------------------------------------------------------------------------------------------------
 Percent of Total                                55.59%          41.61%           97.20%           2.80%         100.00%
-------------------------------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied                                  92.37%          99.38%           95.37%          99.83%          95.49%
 Non-Owner Occupied                               0.05%           0.00%            0.03%           0.17%           0.03%
 Not Available                                    7.59%           0.62%            4.60%           0.00%           4.48%
-------------------------------------------------------------------------------------------------------------------------
Documentation
 Full Documentation                              43.03%          27.20%           36.25%          98.55%          38.00%
 Limited Documentation                           56.97%          72.80%           63.75%           1.45%          62.00%
-------------------------------------------------------------------------------------------------------------------------
Loan Purpose
 Debt Consolidation                              79.39%          70.55%           75.60%          78.39%          75.68%
 Home Improvement                                 9.80%          19.12%           13.79%           0.06%          13.40%
 Refi                                            10.50%           9.89%           10.24%          21.28%          10.55%
 Purchase                                         0.11%           0.41%            0.24%           0.00%           0.23%
 New Construction                                 0.00%           0.02%            0.01%           0.00%           0.01%
 Other                                            0.21%           0.00%            0.12%           0.27%           0.13%
-------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty; Term
 None                                            99.74%          88.63%           94.98%          56.92%          93.92%
 6 Months Interest; within 36 mos.                0.13%           2.42%            1.11%          13.96%           1.47%
 1% of UPB; within 36 mos.                        0.04%           0.37%            0.18%           8.74%           0.42%
 2% of UPB                                        0.01%           0.06%            0.03%          11.75%           0.36%
 1% of UPB; within 60 mos.                        0.01%           0.41%            0.18%           0.00%           0.17%
 5% of UPB; within 36 mos.                        0.01%           0.07%            0.03%           2.61%           0.11%
 1% of Orig. Balance; within 36 mos.              0.00%           0.11%            0.05%           0.00%           0.05%
 5 Year Sliding Scale                             0.04%           0.05%            0.04%           0.11%           0.05%
 2% of UPB; within 36 mos.                        0.00%           0.08%            0.04%           0.00%           0.03%
 2% of UPB; within 12 mos.                        0.00%           0.06%            0.03%           0.00%           0.02%
 3 Months Interest; within 36 mos.                0.00%           0.02%            0.01%           0.00%           0.01%
 2% of UPB; within 60 mos.                        0.00%           0.01%            0.00%           0.00%           0.00%
 Not Available                                    0.03%           7.71%            3.32%           5.91%           3.39%
-------------------------------------------------------------------------------------------------------------------------
Geographic Concentration (> 5%)
 California                                       9.03%          10.04%            9.47%          11.16%           9.51%
 Florida                                          5.35%           8.19%            6.57%           8.05%           6.61%
 Virginia                                         4.49%           6.40%            5.31%          17.39%           5.65%
-------------------------------------------------------------------------------------------------------------------------
 High Cost Loans                                 60.99%           0.00%           34.89%           0.28%          33.91%
-------------------------------------------------------------------------------------------------------------------------
Delinquency Status
 0 days                                          90.39%          93.68%           91.80%          81.19%          91.50%
 1 to 29 days                                     8.00%           4.99%            6.72%          16.92%           7.00%
 30 to 59 days                                    1.60%           1.33%            1.49%           1.89%           1.50%
-------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      21